Acquisition of Seaspan Management Services Limited	12 Months Ended
Dec. 31, 2012
Acquisition of Seaspan Management Services Limited
3.	Acquisition of Seaspan Management Services Limited:

On January 27, 2012, the Company acquired 100 percent of the Manager, an affiliated privately owned company that has provided technical, administrative and strategic services to the Company. The Company’s acquisition of the Manager has increased its control over access to the fixed-rate services that the Manager provides to the Company on a long-term basis, and reduced certain conflicts between the Company and its directors who have interests in the Manager.

The aggregate purchase price was $106,518,000, including:

4,220,728 of the Company’s Class A common shares	$66,899
Contingent consideration	18,437
Settlement of intercompany balances	20,022
Stock based compensation (note 14)	1,160

Aggregate purchase price	$106,518

Under the Share Purchase Agreement, $7,500,000 or 586,212 shares of Class A common shares were deposited in escrow for settlement of potential indemnifiable damages. The escrowed shares were released January 30, 2013, the end of the escrow period.

The value of the Company’s Class A common shares issued was determined based on the closing market price of those common shares on January 26, 2012.

The contingent consideration arrangement requires the Company to pay the former owners of the Manager additional consideration of 39,081 of the Company’s Class A common shares for each of certain containerships ordered or acquired by the Company, Greater China Intermodal Investments LLC (the “Vehicle”) or Blue Water Commerce, LLC (collectively, the “Contingency Parties”) after December 12, 2011 and prior to August 15, 2014 and which are to be managed by the Manager or the Company. The fair value of the contingent consideration is based on the estimated containership orders and acquisitions of each of the Contingency Parties prior to August 15, 2014. No contingent shares are issuable at December 31, 2012.

For the year ended December 31, 2012, the Company incurred $1,184,000 of acquisition-related costs that have been included in general and administrative expense in the Company’s consolidated statements of operations.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed:

Cash and cash equivalents	$23,911
Current assets	34,892
Other assets	5,998
Capital assets	679
Goodwill	75,321

Total assets acquired	140,801

Debt assumed	5,000
Current liabilities	29,124
Other long-term liabilities	159

Net assets acquired	$106,518

The goodwill of $75,321,000 arising from the acquisition is attributable to the workforce of the acquired business and the synergies expected to arise after the Company’s acquisition of the Manager. Goodwill increased from our preliminary estimate of $66,662,000 due primarily to a revision in our estimate of contingent consideration from $9,953,000 to $18,437,000. All of the goodwill was assigned to Seaspan Corporation, which is the reporting unit management has determined the goodwill to be associated with. The goodwill is not expected to be deductible for tax purposes.

(a)	Pro forma information:

If the acquisition of the Manager had occurred as of January 1, 2011, the pro forma operating results would not be materially different from the pre-acquisition results reported by the Company.